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                                                                   Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated this the 6th day of May, 1998 by and between SOFAMOR DANEK GROUP, INC., an Indiana corporation ("Borrower") and SUNTRUST BANK, NASHVILLE, N.A., a national banking association as agent (the "Agent") for the Lenders, as described and defined below.

                                    RECITALS:

         A. Borrower, Agent and the Lenders are parties to a Credit Agreement dated as of July 22, 1997 as amended by a First Amendment to Credit Agreement dated December 22, 1998 (as amended or restated from time to time, the "Credit Agreement").

         B. In connection with the Credit Agreement, Borrower, Agent, Lenders and other parties, entered into certain other Loan Documents (as defined in the Credit Agreement).

         C. SunTrust Bank, Nashville, N.A., Wachovia Bank of Georgia, N.A., Union Planters National Bank and Banque Nationale de Paris, Houston Agency, presently constitute all the Lenders under the Credit Agreement.

         D. The Borrower and the Lenders desire to further amend the Credit Agreement as hereinafter provided.

         E. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         F. Attached hereto as collective Exhibit A are the requisite consents of the Lenders, consenting to this Amendment and to Agent's execution and delivery of this Amendment on behalf of Lenders.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.02 of the Credit Agreement concerning "Definitions" is amended as follows:

         To add Italian Lira, Belgian Francs, Dutch Guilders, the South African Rand and the Irish Punt, to the definition of "Foreign Currencies" or "Foreign Currency" is deleted, and the following is substituted in lieu thereof:

                    "Foreign Currencies" or "Foreign Currency" means
               individually and collectively, as the context shall require, each of the following currencies, if offered and subject to availability to all Lenders; (i) Japanese Yen, French Francs,


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               Australian Dollars, Canadian Dollars, German Deutsche Marks,
               United Kingdom Pounds Sterling, Spanish Pesetas, Italian Lira, South African Rands, Belgian Francs, Dutch Guilders and Irish Punts; and (ii) at the option of all Lenders, any other currency which is freely transferable and convertible into United States Dollars; provided, however, no such other currency under subsection (ii) shall be included as a Foreign Currency unless
               (A) Borrower has submitted a written request to the Agent and Lenders that it be so included, and (B) Agent and all Lenders have agreed to such request.

         2. The last sentence of Section 2.05(c) of the Credit Agreement prohibits more than one Foreign Currency Advance (except renewals of prior Foreign Currency Advances) in each calendar month. In order to allow additional Foreign Currency Advances, the last sentence of 2.05(c) is deleted and the following is substituted in lieu thereof:

                    The Borrower may request only five (5) Foreign Currency
               Advances (excepting renewals of prior Foreign Currency Advances) in each calendar month; however, no more than six (6) Foreign Currency Advances may be outstanding at any time.

         3. The Loan Documents are hereby amended to the extent necessary to conform to this Amendment. Except as specifically amended herein, the Credit Agreement and the Loan Documents shall remain unamended and in full force and effect.

         4. Borrower represents and warrants that the execution and terms of this Amendment have been duly authorized by all necessary corporate action.

         5. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

         6. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one original. The parties agree that facsimile signatures shall be deemed to be and treated as original signatures of such parties.






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         IN WITNESS WHEREOF, the parties hereto have duly executed this Second
Amendment to Credit Agreement as of the day and date first set forth above.

                                         SOFAMOR DANEK GROUP, INC.


                                         By:  /s/ J. Mark Merrill
                                              ---------------------------------

                                         Title:  Vice President and Treasurer
                                                 ------------------------------





                                         SUNTRUST BANK, NASHVILLE, N.A., as
                                         Agent for the Lenders


                                         By:  /s/ Bryan W. Ford
                                              ---------------------------------

                                         Title:  Vice President
                                                 ------------------------------





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